UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 3, 2008

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832	75-1475223
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas	76107
(Address of Principal Executive Officers)	(Zip Code)

(817) 347-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 –	Registrant’s Business and Operations

Item 8.01.	Other Events.

The Bombay Company, Inc. and its U.S. wholly-owed subsidiaries (the “Company” or “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division (the “Court”) on September 20, 2007 and has operated its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.  Since filing, the Company closed all of its U.S. stores and disposed of substantially all of its assets, including its Canadian operations and the rights to its intellectual property.

On July 3, 2008, the Court approved the Disclosure Statement for First Amended Consolidated Joint Plan of Liquidation of the Debtors Together with the Official Committee of Unsecured Creditors Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”).  A copy of the Disclosure Statement has been filed as Exhibit 99.1 to this Form 8-K.

The First Amended Consolidated Joint Plan of Liquidation of the Debtors Together with the Official Committee of Unsecured Creditors Under Chapter 11 of the Bankruptcy Code  (“the Plan”) provides for the complete and orderly liquidation of the Company.  The assets (principally cash and certain intangible assets) will be transferred to a liquidation trust for distribution to creditors.  A copy of the form of Liquidation Trust Agreement has been filed as Exhibit 99.2 to this Form 8-K.

Because unsecured creditors are not being paid in full, the priority scheme of the Bankruptcy Code provides that stockholders will not receive a distribution on account of their equity interest in the Company.  The stock will be cancelled under the Plan, the stockholders are deemed to have rejected the Plan and are not being asked to vote to accept or reject the Plan.

The Court has scheduled a hearing to confirm the Plan on August 20, 2008 before the Honorable D. Michael Lynn, United States Bankruptcy Judge, U.S. Bankruptcy Court, 501 W. Tenth Street, Fort Worth, Texas  76102.  The confirmation hearing may be adjourned from time to time by oral notice at such hearing.  If any stockholder objects to the Plan, written notice must be filed with the Clerk of the Court on or before August 11, 2008.  A copy of the Notice to Stockholders of The Bombay Company, Inc. Regarding the First Amended Consolidated Joint Plan of Liquidation Dated July 2, 2008 has been filed as Exhibit 99.3 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

ExhibitNo.	Description

99.1	Disclosure Statement for First Amended Consolidated Joint Plan of Liquidation of the Debtors Together with the Official Committee of Unsecured Creditors Under Chapter 11 of the Bankruptcy Code.
99.2	Liquidation Trust Agreement.
99.3	Notice to Stockholders of The Bombay Company, Inc. Regarding the First Amended Consolidated Joint Plan of Liquidation Dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: July 3, 2008	By:	/S/ ELAINE D. CROWLEY
Elaine D. Crowley,
Senior Vice President, CFO
and Treasurer